Fourth Quarter 2017 Earnings Call February 28, 2018

Forward-Looking Statements This presentation includes certain statements relating to future events and our intentions, beliefs, expectations, and predictions for the future which are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our control. We caution you that the forward-looking information presented in this presentation is not a guarantee of future events or results, and that actual events or results may differ materially from those made in or suggested by the forward-looking information contained in this presentation. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as "outlook," "guidance," “may,” “plan,” “seek,” “comfortable with,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negatives or variations of these terms. Forward-looking information contained in this presentation is made only as of the date of this presentation, and we do not undertake any obligation to update or revise any forward- looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise. Regulation G: Non-GAAP Measures The information presented herein regarding certain unaudited non-GAAP measures does not conform to generally accepted accounting principles in the United States (U.S. GAAP) and should not be construed as an alternative to the reported results determined in accordance with U.S. GAAP. Univar has included this non- GAAP information to assist in understanding the operating performance of the company and its operating segments. The non-GAAP information provided may not be consistent with the methodologies used by other companies. All non-GAAP information related to previous Univar filings with the SEC has been reconciled with reported U.S. GAAP results. 2

Fourth Quarter 2017 Highlights Strong 2017 Finish (1) Variances to Q4 2016. (2) Adjusted Net Income / Diluted Weighted Average Shares Outstanding. Adjusted net income excludes the same items as Adjusted EBITDA, except for stock-based compensation expense. (3) Adjusted EBITDA plus cash flows from changes in accounts receivable, inventory, and accounts payable, less capital expenditures. (4) Adjusted Operating Cash Flow / Adjusted EBITDA. (5) Adjusted Operating Cash Flow / Sales. 3 Q4 GAAP EPS(1) Q4 Adjusted EBITDA(1) Ÿ Reported net income of $27.0 million vs. net loss of $59.2 million in the prior year $0.19 Ÿ 10.4% Adjusted EBITDA growth driven by double digit growth in USA, EMEA and Canada Ÿ Fifth consecutive quarter of Adjusted EBITDA growth; first quarter of double digit growth since 2014 vs. Adjusted Operating Cash Flow(1)(3) Ÿ Cash conversion ratio of 141.3% (4) Ÿ Cash operating margin of 10.7% (5) ($0.43) prior year $148.5 million vs. $134.5 million in 2016 $209.9 million vs. $216.7 million in 2016 Q4 Adjusted EPS(1)(2) $0.34 vs. $0.25 prior year Ÿ Adjusted EPS growth of 36% Ÿ Reported adjusted net income of $48.1 million vs. $33.9 million in the prior year

Univar – Consolidated Highlights Profitability growth from solid execution of strategic initiatives • Higher average selling prices and productivity gains drive 10% Adjusted EBITDA growth • Investments in sales force and digital initiatives • EBITDA margin and conversion ratios increased KEY METRICS ($ in millions) (1) Conversion Ratio defined as Adjusted EBITDA / Gross Profit. Three months ended December 31, 2017 2016 Y/Y Net Sales $1,959.2 $1,812.5 8.1% Currency Neutral -- -- 5.0% Gross Profit $444.9 $413.3 7.6% Currency Neutral -- -- 4.8% Gross Margin 22.7% 22.8% -10 bps Adjusted EBITDA $148.5 $134.5 10.4% Currency Neutral -- -- 6.7% Adjusted EBITDA Margin 7.6% 7.4% +20 bps Conversion Ratio (1) 33.4% 32.5% +90 bps 4

USA – Highlights Sales force execution and mix improvement drive profitability growth • 11% Adjusted EBITDA growth driven by sales force execution, mix improvement and strong operating expense management • Gross margin, Adjusted EBITDA margin and conversion ratio all increased • First quarter of sales growth in 3 years 5 Three months ended December 31, 2017 2016 Y/Y Net Sales $1,130.1 $1,084.3 4.2% Gross Profit $260.2 $246.1 5.7% Gross Margin 23.0% 22.7% +30 bps Adjusted EBITDA $86.7 $78.3 10.7% Adjusted EBITDA Margin 7.7% 7.2% +50 bps KEY METRICS ($ in millions)

CANADA – Highlights Market gains and strong cost management boosts profit • 13% Adjusted EBITDA growth driven by strong operating expense management and FX • Win-loss ratio improving • Adjusted EBITDA margin and conversion ratio expanded 6 Three months ended December 31, 2017 2016 Y/Y Net Sales $271.9 $242.1 12.3% Currency Neutral -- -- 5.8% Gross Profit $58.1 $55.1 5.4% Currency Neutral -- -- 0.4% Gross Margin 21.4% 22.8% -140 bps Adjusted EBITDA $28.1 $24.8 13.3% Currency Neutral -- -- 7.7% Adjusted EBITDA Margin 10.3% 10.2% +10 bps KEY METRICS ($ in millions)

EMEA – Highlights Strong execution and favorable FX • Adjusted EBITDA growth driven by favorable FX rates and Focused Industries • Win-loss ratio continuing to improve • Strong operating expense management 7 Three months ended December 31, 2017 2016 Y/Y Net Sales $460.9 $394.4 16.9% Currency Neutral -- -- 7.8% Gross Profit $104.6 $92.0 13.7% Currency Neutral -- -- 4.7% Gross Margin 22.7% 23.3% -60 bps Adjusted EBITDA $32.7 $28.9 13.1% Currency Neutral -- -- 1.4% Adjusted EBITDA Margin 7.1% 7.3% -20 bps KEY METRICS ($ in millions)

REST OF WORLD – Highlights Solid performance in challenging environment • Growth in Brazil and Asia Pacific partly offset by softness in Mexico • Product shortages from Q3 weather events continued in the quarter • Supply and demand conditions stabilizing 8 Three months ended December 31, 2017 2016 Y/Y Net Sales $96.3 $91.7 5.0% Currency Neutral -- -- 0.5% Gross Profit $22.0 $20.1 9.5% Currency Neutral -- -- 6.0% Gross Margin 22.8% 21.9% +90 bps Adjusted EBITDA $7.8 $7.8 —% Currency Neutral -- -- (2.6)% Adjusted EBITDA Margin 8.1% 8.5% -40 bps KEY METRICS ($ in millions)

Cash Flow Highlights 9 (1) Adjusted Operating Cash Flow equals Adjusted EBITDA plus cash flows from changes in accounts receivable, inventory, and accounts payable, less capital expenditures. (2) Excludes additions from capital leases. Three months ended December 31, 2017 2016 Y/Y Adj. Operating Cash Flow (1) $209.9 $216.7 (3.1)% Net Working Capital $86.1 $106.4 (19.1)% Capital Expenditures (2) ($24.7) ($24.2) 2.1% Cash Taxes ($4.2) ($4.1) 2.4% Cash Interest (net) ($25.8) ($28.1) (8.2)% Pension Contribution ($9.3) ($7.7) 20.8% Other $2.4 ($2.2) NM ($ in millions)

Balance Sheet Highlights 10 (1) Net Debt defined as Total Debt (Long term debt, inclusive of debt discount and unamortized debt issuance costs, plus short term financing) less cash and cash equivalents. (2) Net Debt divided by last 12 months (LTM) of Adjusted EBITDA. (3) Interest coverage defined as LTM Adjusted EBITDA / LTM Cash Interest (net of interest income). (4) LTM Earnings before Interest, Taxes and Amortization (EBITA) divided by trailing 13 month average of net PP&E plus net working capital (accounts receivable plus inventory less accounts payable). LTM ended December 31, 2017 2016 Y/Y Net Debt (1) $2,428.4 $2,642.9 ($214.5) Leverage (2) 4.0x 4.7x -0.7x Interest Coverage (3) 4.4x 3.9x 0.5x Return on Assets Deployed (4) 23.3% 19.9% 340 bps • Re-priced $2.2 billion of Term Loans in November 2017, lowering annual interest costs by 25 bps ◦ Additional 25 bps reduction when leverage falls below 4.0x ($ in millions)

11 Full Year 2018 Adjusted EBITDA Low double-digit % growth Adjusted EPS $1.60 - 1.80 Q1 2018 Adjusted EBITDA ~10% growth Momentum building; tracking towards 2019 and 2021 goals Advance Commercial Greatness, Operational Excellence and One Univar initiatives Selective commercial and technology investments Q1 2018 & Full Year 2018 OUTLOOK 2018 EXPECTATIONS

Full Year 2018 Guidance 12 Year ended December 31, 2017 2018 Adjusted EPS $1.39 $1.60 - 1.80 Adjusted EBITDA $603.7 low double-digit% growth (1) Cash Interest (net) ($136.3) ~($125) Tax Rate on Adjusted EPS 16.3% ~20-25% Pension Contribution ($38.2) ~($42) Change in Net Working Capital ($52.6) ~($50-100) Capital Expenditures ($82.7) ~($115) Debt Amortization ($89.2) ~($17) (1) Assumes growth of 2017 Adjusted EBITDA of $603.7 million, restated for change in retirement benefits or $593.8 million. Note: Cash inflow +/ Cash outflow - ($ in millions, except per share data)

Appendix A - Q4 2017 Adjusted Net Income and Adjusted EBITDA Reconciliation 13 Three months ended December 31, 2017 2016 Amount per share Amount per share Net Income (loss) $27.0 $0.19 ($59.2) ($0.43) Other operating expenses, net (excluding stock-based compensation) ($10.0) ($0.07) $72.1 $0.52 Other expense, net $5.3 $0.04 ($4.7) ($0.03) Loss on extinguishment of debt $3.0 $0.02 — — Provision for (benefit from) income taxes related to reconciling items $0.2 — ($21.6) ($0.16) US tax legislation $36.6 $0.26 $47.3 $0.35 Other non-recurring tax items ($14.0) ($0.10) — — Adjusted net income $48.1 $0.34 $33.9 $0.25 Stock-based compensation $3.7 $3.3 Interest expense, net $38.0 $39.4 Depreciation $32.5 $38.4 Amortization $15.4 $17.8 All remaining provision for income taxes $10.8 $1.7 Adjusted EBITDA $148.5 $134.5 ($ in millions, except per share data)

Appendix B - Adjusted Operating Cash Flow 14 Three months ended December 31, 2017 2016 Adjusted EBITDA $148.5 $134.5 Change in: Trade accounts receivable, net $139.8 $153.4 Inventories ($49.2) ($18.2) Trade accounts payable ($4.5) ($28.8) Capital expenditures ($24.7) ($24.2) Adjusted operating cash flow $209.9 $216.7 ($ in millions)

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